INVESTMENTS IN DIRECT FINANCING LEASES	12 Months Ended
Dec. 31, 2018
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN DIRECT FINANCING LEASES
INVESTMENTS IN DIRECT FINANCING AND SALES TYPE LEASES

As of December 31, 2018, three of the Company's VLCCs (2017: nine VLCCs and Suezmax tankers) were accounted for as direct financing leases. These vessels are chartered to Frontline Shipping on long-term, fixed rate time charters which extend for various periods depending on the age of the vessels, ranging from approximately six to eight years. Frontline Shipping is a subsidiary of Frontline, a related party, and the terms of the charters do not provide them with an option to terminate the charter before the end of its term. The VLCCs Front Page, Front Stratus and Front Serenade which were accounted for as direct financing leases, were sold in July 2018, August 2018 and September 2018, respectively. These vessels were sold to ADS, a related party (see Note 8: Gain/(loss) on sale of assets and termination of charters and Note 24: Related party transactions). Prior to the sale of these vessels, an impairment charge of $21.8 million was recorded against the carrying value of these three vessels.

The VLCC Front Circassia, which was accounted for as a direct financing lease, was sold in February 2018 (see Note 8: Gain/(loss) on sale of assets and termination of charters and Note 24: Related party transactions).
The VLCCs Front Ariake and Front Falcon, which were accounted for as direct financing leases, were sold in October 2018 and November 2018, respectively. An impairment charge of $6.8 million was recorded against the carrying value of VLCC Front Ariake leased to Frontline Shipping.

The Company owns one offshore supply vessel accounted for as a direct finance lease which is chartered on a long-term bareboat charter, together with four other vessels accounted for as operating leases, to the Solstad Charterer (see Note 13: Vessels and equipment, net). In 2018, the Company recorded an impairment charge of $10.3 million, against the carrying value of this vessel.

In addition to the remaining four vessels above leased to related and unrelated third parties, the Company also had four (2017: two) container vessels accounted for as direct financing leases and one (2017: one) container vessel accounted for as a sales-type lease as at December 31, 2018, which are all on long-term bareboat charters to MSC Mediterranean Shipping Company S.A. ("MSC"), an unrelated party. The two additional container vessels, MSC Erica and MSC Reef, were also chartered in from unrelated third parties in December 2018, and immediately commenced a finance lease out to MSC. The terms of the charters provide a fixed price put option, purchase option or purchase obligation at the expiry of the 15 year charter period for four of the container vessels and a minimum fixed price purchase obligation at the expiry of the five year charter period for the fifth container vessel.

In April 2018, the Company acquired 15 second hand feeder size container vessels for an aggregate purchase price of $105.5 million from a subsidiary of MSC. The vessels were immediately leased back to the seller under seven year bareboat charters. The charterer has purchase options throughout the term of the charters and the Company has a put option at the end of the seven year period.

As at December 31, 2018, the Company had a total of 24 vessels accounted for as direct financing and sales-type leases (2017: 13 vessels).

The following lists the components of the investments in direct financing leases as at December 31, 2018, and December 31, 2017:

(in thousands of $)	2018	2017
Total minimum lease payments to be received	1,173,152	916,765
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(74,077)	(211,508)
Net minimum lease payments receivable	1,099,075	705,257
Estimated residual values of leased property (un-guaranteed)	180,080	232,424
Less: unearned income	(476,996)	(319,610)
Total investment in direct financing leases	802,159	618,071
Current portion	39,804	32,096
Long-term portion	762,355	585,975
	802,159	618,071

The chartered-in vessels MSC Anna, MSC Viviana, MSC Erica and MSC Reef are included in the above and had a total carrying value of $581.2 million (2017: $283.9 million for MSC Anna, MSC Viviana). The minimum lease payments included above for these vessels at December 31, 2018 is $870.0 million (2017: $432.2 million).

The minimum future gross revenues to be received under the Company's non-cancellable direct financing leases as of December 31, 2018, are as follows:

Year ending December 31,	(in thousands of $)
2019	106,503
2020	105,877
2021	105,257
2022	104,849
2023	104,690
Thereafter	645,976
Total minimum lease revenues	1,173,152

The above minimum lease revenues includes $162.4 million related to the three VLCCs leased to Frontline Shipping as of December 31, 2018. Frontline Shipping is a 100% owned subsidiary of Frontline, however the performance under the leases is not guaranteed by Frontline following the amendments agreed in 2015. There is no requirement for a minimum cash balance in Frontline Shipping, but in exchange for releasing the guarantee a dividend restriction was introduced on Frontline Shipping whereby it can only make distributions to its parent company if it can demonstrate it will have minimum free cash of $2.0 million per vessel both prior to and following (i) such distribution and (ii) the payment of the next hire due and any profit share accrued under the charters. Due to the current depressed tanker market, there is a risk that Frontline Shipping may not have sufficient funds to pay the agreed charterhires. However, the performance under the fixed price agreements with Frontline Management whereby we pay management fees of $9,000 per day for each vessel to cover all operating costs including drydocking costs, is guaranteed by Frontline.